Shareholders' equity	12 Months Ended
Dec. 31, 2022
Shareholders' equity
Shareholders' equity

18. Shareholders' equity

Shareholder rights and dividends

All of the Company’s issued and outstanding ordinary shares are fully paid. Holders of the Company’s ordinary shares do not have conversion or redemption rights. There are no provisions in the Company’s memorandum of incorporation or articles of incorporation discriminating against a shareholder as a result of such shareholder’s ownership of a particular number of the Company’s ordinary shares.

Each holder of the Company’s ordinary shares who is present in person (including any corporation by its duly authorized representative) or by proxy at a general meeting will have one vote on a show of hands and, on a poll, if present in person or by proxy, will have one vote for every ordinary share held by such holder. Ordinary resolutions require approval by a simple majority of the votes at a general meeting at which a quorum is present.

The Board may provide for classes of shares other than ordinary shares, including series of preferred shares. If any preferred shares are issued, the rights, preferences and privileges of the Company’s ordinary shares will be subject to, and may be adversely affected by, the rights of holders of the Company’s preferred shares.

The rights attached to any class of shares may be varied only with the consent in writing of the holders of a majority of the issued shares of such class or with the sanction of an ordinary resolution passed by a majority of the votes cast at a separate meeting of the holders of the shares of such class.

If the Company is liquidated, the liquidator may, with the authority of a special resolution, divide among the shareholders, in the form specified, the whole or any part of the Company’s assets. For such purpose, the liquidator may set the value of any assets and determine how the division will be carried out between the shareholders or different classes of shareholders.

The Company’s memorandum of incorporation and articles of incorporation do not impose limitations on the rights of persons to own the Company’s securities, including rights of non-resident or foreign shareholders to hold or exercise voting rights with respect to the Company’s securities.

There are no provisions in the Company’s memorandum of incorporation or articles of incorporation that would have the effect of delaying, deferring or preventing a change in control of the Company and that would operate only with respect to a merger, acquisition or corporate restructuring involving the Company or any of its subsidiaries.

Dividends

Dividends on the Company’s issued and outstanding ordinary shares are payable at the discretion of the Board. Each year, once the prior year’s results of operations are known, the Board reviews the Company’s profits, cash generation and cash needs and recommends a dividend level to shareholders for consideration at the Company’s annual general meeting. The Company may declare dividends by ordinary resolution at a general meeting in accordance with the respective rights of any class of shares. No dividend may exceed the amount recommended by the Board. Subject to the provisions of the Guernsey Companies Law, the Board may, if it thinks fit, from time to time pay interim dividends if it appears to the Board they are justified by the assets of the Company. Subject to rights which may attach to any other class of shares, holders of the Company’s ordinary shares are entitled to receive ratably all dividends, if any, that are declared. Dividends may be paid in any currency that the Board determines. The declaration and payment of dividends and distributions, if any, is subject to the discretion of the Board and the requirements of Guernsey law (including, among others, satisfaction of a statutory solvency test). The timing and amount of any dividends or distributions declared depends on, among others, the Company’s cash flows from operations and available liquidity, its earnings and financial position and any applicable contractual restrictions. Any dividend that has not been claimed after a period of 12 years from the date it became due for payment will, if the Board so resolves, be forfeited.

The table below sets forth dividends and their respective record dates for the years ended December 31, 2022, 2021, 2020 and 2019.

($ in cents)	Cash dividend per ordinary share	Record date
2022 year
First half	6.25	November 4, 2022
Second half	6.25	May 26, 2023
Total for the year ended December 31, 2022	12.50

2021 year
First half	6.25	November 12, 2021
Second half	6.25	May 27, 2022
Total for the year ended December 31, 2021	12.50

2020 year
First half	-
Second half	12.50	May 28, 2021
Total for the year ended December 31, 2020	12.50

2019 year
First half	4.17	November 15, 2019
Second half	-
Total for the year ended December 31, 2019	4.17

Burford Capital Employee Benefit Trust

The Burford Capital Employee Benefit Trust was established to assist in the Group’s administration of the LTIP. While the Group does not have legal ownership of the Burford Capital Employee Benefit Trust and the Group’s ability to influence the actions of the Burford Capital Employee Benefit Trust is limited by the trust deed, the Burford Capital Employee Benefit Trust is treated as being controlled by the Group for accounting purposes and, therefore, is consolidated. Shares held in the Burford Capital Employee Benefit Trust at the period end are included in issued shares.

Treasury shares

During the year ended December 31, 2022, the Company purchased a total of 468,000 ordinary shares on the open market in connection with the Company’s future obligations under the Deferred Compensation Plan. The Company did not purchase any ordinary shares in connection with the Deferred Compensation Plan during the years ended December 31, 2021, 2020 and 2019. All of the ordinary shares were purchased on the London Stock Exchange throughout the month of May 2022 at an average price of £6.33 ($8.01) per ordinary share. The result of these purchases was an increase of $3.7 million in the treasury balance in the consolidated statement of changes in equity for the year ended December 31, 2022. These ordinary shares remained in issue and reduced the outstanding number of ordinary shares at December 31, 2022.

Contingent share capital

The acquisition of BCIM Holdings LLC in December 2016 included contingent equity consideration. 2,461,682 ordinary shares will be issued after BCIM Holdings LLC’s private funds contribute more than $100 million in performance fee income (and, in certain instances, fee income from new private funds or other capital provision income) to the Group. If the $100 million income target is not achieved, no contingent equity consideration will be payable.